UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2016

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AAA CENTURY GROUP USA, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-52769	26-0295367
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3901 Main Street, #605A, Flushing, NY 11354

(Address of Principal Executive Office) (Zip Code)

(718) 371-9166

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 25, 2016, the Board of Directors of AAA CENTURY GROUP USA, INC., formerly known as Crowd Shares Aftermarket, Inc. (the “Company”), approved the appointment of Friedman LLP (“FRIEDMAN”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and dismissed M&K CPAS, PLLC (“M&K”). The engagement of FRIEDMAN was approved by the Company’s Board of Directors.

M&K’s reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through October 25, 2016, the date of M&K’s dismissal, (i) there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&K would have caused M&K to make reference thereto in their reports for such fiscal years and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events. As disclosed in the Company’s Form 10-Ks for the fiscal years ended December 31, 2015, and December 31, 2014, and Quarterly Reports on 10-Q for each of the three quarters ended March 31, June 30 and September 30 for each of the two fiscal years, and the March 31 and June 30 2016 10-Q management concluded that the Company’s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the following:

The Company has authorized M&K to fully respond to the inquiries of FRIEDMAN, the successor independent registered public accounting firm, concerning these matters.

The Company provided M&K with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that M&K furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not M&K agrees with the above disclosures. A copy of such letter, dated October 26, 2016, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through October 25, 2016, neither the Company, nor anyone acting on the Company’s behalf, has consulted with FRIEDMAN regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report or oral advice was provided to the Company by FRIEDMAN, that FRIEDMAN concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from M&K addressed to the U.S. Securities and Exchange Commission, dated October 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AAA Century Group USA, Inc.

October 26, 2016	By:	/s/ Yingchuan Wang
Yingchuan Wang, Chief Financial Officer